Exhibit 10.40

September 26, 2024

Ryan Goepel

RE: Amendment to Employment Agreement

Dear Mr. Goepel

This letter is being sent by Global Crossing Airlines Inc. (the “Company”). Reference is made to the

Employment Agreement dated September 2021 (the “Agreement”) between the Company and you (the “Employee”). Initially capitalized terms used in this letter but not defined herein have the meaning given to such terms in the Agreement. The purpose of this letter is to confirm certain amendments to the Agreement as set forth below:

1.
The Employee’s title shall be updated to be President.

2.
The reference to “twelve (12) months” in Section 5(a) of the Agreement is hereby deleted and replaced with “eighteen (18) months”.

Except as set forth in this letter, the Agreement remains in full force and otherwise unamended. If you require any additional information, please contact the undersigned. Please sign a copy of this letter accepting the terms of this letter.

Yours truly,

GLOBAL CROSSING AIRLINES INC.

Name: Mark Salvador

Title: SVP of Marketing and Administration

Accepted and agreed this 26th day of September, 2024

By:

Name: Ryan Goepel

Bldg. 5A, Miami Int’l Airport | 4th floor

4200 NW 36th Street | Miami, FL 33166 www.globalxair.com